SMALL CAP VALUE FUND, INC.
SUPPLEMENT DATED DECEMBER 17, 2007
TO THE PROSPECTUS
DATED FEBRUARY 22, 2007

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Small Cap Value Fund, Inc.

This Supplement updates the above-dated Prospectus and Statement of Additional Information of Stock Dividend Fund, Inc. There is one update, as itemized below:


1) In the Prospectus under 'REDEMPTION OF FUND SHARES' the first paragraph now reads:

The Fund assesses a 2.00% early redemption fee for shares held less than one year. The 'first-in, first-out' method is used to determine the holding period by comparing the date of the redemption with the earliest dates of the share purchased. Any fees assessed due to early redemption are retained by the Fund. The Fund reserves the right to waive the redemption fee.